                            PROMISSORY NOTE SECURED
                             BY SECURITY AGREEMENT


$              Los Angeles, California
- ------------                                        --------------------

  FOR VALUE RECEIVED, the undersigned, CINEMA RIDE, INC. a Delaware corporation ("Maker"), promises to pay to _____________________________________________
________________ ("Secured Party" or "Creditor") or order, the sum of $_______
together with interest on unpaid principal from                , at the rate of
                                                ---------------
fifteen Percent (15%) per annum until maturity, in accordance with the terms and provisions hereinafter set forth. As a further and additional inducement to enter into this agreement maker agrees to issue _________ shares of Cinema Ride, Inc. common stock to secured party upon the day of funding of this Note.

  1.   Payment.  Payment of said principal and interest shall be made in one
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payment as follows:  The entire principal amount shall be paid in one
installment one year from the date hereof.   There shall be monthly interest
payments at Fifteen Percent (15%) per annum on the principal amount hereof. All payments shall be made in lawful money of the United States at the office of the holder of this Note at the address specified in Paragraph 10 hereof or such other place as the holder of this Note may from time to time designate in writing.

  2.   Acceleration.  Should default be made in the payment of any installment
       ------------
when due hereunder or in the performance of or observance of any of the covenants or agreements of this Note or any instrument now or hereafter evidencing or securing the indebtedness evidenced hereby, and the same not be cured within 10 days after the holder of this Note gives written notice of such default to the Maker, the whole sum of principal remaining unpaid shall become immediately due and payable. This Promissory Note shall be due upon refinancing or placement of permanent financing secured by those assets described in the Security Agreement.

  3.   Security Agreement.   This Note is secured by a security interest in the
       ------------------
Personal Property described in Exhibit A and is further subject to and governed by the provisions contained in that certain agreement captioned and herein called Security Agreement dated as of the date hereof between Maker, as debtor, and those parties indicated as Secured parties in the Addendum to the Security Agreement. By entering into this Secured Promissory Note Agreement Creditor agrees to participate, with other Creditors who will cumulatively loan up to $1,000,000.00 to Debtor, in the Security Agreement on a pro rata basis proportionate with those parties listed in the Addendum to the Security Agreement based upon percentages of interest indicated therein. All of the terms and provisions of the Security Agreement are incorporated herein by this reference and any default thereunder shall also constitute a default under this
Note if not cured or corrected within the time specified therein.

As and for additional security for this Promissory Note, debtor agrees to grant the secured party a priority interest in cash available for distribution from debtor's business located at the "Forum Shops" at Caesar's Palace, Las Vegas, and the Cinema Ride Time Square, Inc. facility in New York, New York, to secure payment of this Note. This priority interest provides that this Note be paid from operating income at the "Forum Shops" in each month that an installment is due hereunder prior to the application of any such operating income toward the payment of any non-"Forum Shops" expense including Cinema Ride, Inc. general or administrative expenses at the principal corporate office. Upon request from Creditor, Maker agrees to provide monthly operating statements of the "Forum Shops" location to be kept confidential by secured party.

  4.   Prepayment.  The undersigned may prepay the unpaid balance of principal
       ----------
under this Note in whole or in part at any time or times, without a prepayment penalty calculated on the then outstanding balance of principal.

  5.   Interest on Delinquent Payments.  Any amounts not paid when due hereunder
       -------------------------------
shall

                                 EXHIBIT 10.34
bear interest at the rate of fifteen percent (15%) per annum or the maximum rate allowed by law, whichever is less.

  6.   Collection Costs.  In the event it shall become necessary to employ
       ----------------
counsel to collect this obligation, the undersigned agrees to pay to the holder of this Note reasonable attorneys' fees for the legal services involved.

  7.   Waiver.  The undersigned waives presentment, protest and demand, notice
       ------
of protest, demand and dishonor and nonpayment of this Note and consents that the holder of this Note may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt extended by this Note, at the request of the undersigned, and such consent shall not alter or diminish the liability of any person, including any guarantor hereof.

  8.   Severability.  The unenforceability or invalidity of any provision or
       ------------
provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

  9.   Notice.  Any notice, demand or document given or delivered hereunder
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shall, in the case of a notice, be in writing and may be personally delivered or given or made by United States registered or certified mail, return receipt requested, addressed as follows: to
                                     ----------------------------------------
- ----------; to Cinema Ride, 12001 Ventura Place, Suite 340, Studio City, CA 91604. Any notice, demand or document so given, delivered or made by United States mail shall be deemed to have been given or delivered or made on the second business day after the same is deposited in the United States mail as registered or certified matter, addressed as above provided with postage thereon fully prepaid. Any notice, demand or document not given, delivered or made by registered or certified mail as aforesaid shall be deemed to be given, delivered or made only upon receipt of the same by the one to whom the same is to be given, delivered or made.

                                 Exhibit 10.34

  10.  Successors and Assigns.  The term "undersigned", as used herein, means
       ----------------------
Maker and its successors and assigns as obligor under this Note, and the term "holder of this Note" as used herein, means ____________________ and its
                                                                      ---
successors and assigns as holder of this Note.

                          CINEMA RIDE, INC.
                          A Delaware Corporation


                     By   _________________________________________
                          Mitch Francis, its President



                          CINEMA RIDE TIMES SQUARE, INC.



                     By   ______________________________________
                          Mitch Francis, its President



                                 Exhibit 10.34

                               SECURITY AGREEMENT

  THIS AGREEMENT is made and entered into as of the ____ day of       , 1996, by
                                                                -------
and between those parties listed in the addendum hereto ("Creditor") and CINEMA RIDE, INC. ("Debtor").
                                    RECITALS
                                    --------

     A. Creditor and Debtor have entered into those certain promissory note agreements captioned "Promissory Note Secured by Security Agreement" and dated the 10th day of August, 1996, ("the Promissory Note") which provides, among
    ----        -------
other things, for the cumulative loan, by those parties listed in Addendum A hereto of up to $1,000,000.00 by Creditor to Debtor.
                -------------

     B. The parties listed in Addendum A have each separately agreed to loan a portion of the secured sum to Debtor and by execution hereof further agree that each of their interests in the Security shall be proportionate to the total secured sum indicated on Addendum A and reflected by the percentage allocated to each party.

     C. Creditor desires to acquire a security interest in the personal property listed on Exhibit A to secure Debtor's payment obligations under the Promissory Note.

     D. A list of the personal property being transferred to Creditor is set forth in attached Exhibit A.

     E. The parties listed in the Addendum agree that the rights created hereunder shall be exercisable jointly, not individually, and toward this purpose agree to be bound by the acts of a creditor committee.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereto, it is hereby agreed as follows:

     1.   Grant of Security Interest: Collateral; Obligations Secured.  In
          -----------------------------------------------------------
consideration of financial accommodations given, to be given or continued, Debtor hereby grants to Creditor a security interest in the following personal property (the "Collateral"): all of Debtor's right, title and interest, claims and demands, in and to the property listed in said Exhibit A. Creditor's security interest hereunder shall attach upon execution hereof and shall extend, without limitation, to the proceeds of any of the above-described property, provided, however, that this grant of a security interest in proceeds shall in no event be construed to imply a right of Debtor to sell or dispose of any of the Collateral without the express written consent of Creditor. This Security Agreement is given as collateral security for payment in full of all sums owing under the Promissory Note and as security for all expenses and charges, legal or otherwise, including attorneys' fees paid or incurred by Creditor, and expenses and charges incurred in realizing upon or protecting this Security Agreement or the indebtedness secured hereby.

  2.   Debtor's Covenants.  Debtor shall:  (a) execute such financing statements
       ------------------
and other documents and do such other acts and things, all as Creditor may from time to time require, to establish and maintain a valid security interest in the Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Creditor; (b) pay promptly when due all indebtedness to Creditor; (c) not sell, assign or create or permit to exist any lien on or security interest in the Collateral in favor of anyone other than Creditor unless Creditor consents thereto in writing; (d) pay all charges against the Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor's failure to do so, Creditor may pay any such charge as it deems necessary and add the amount paid to the indebtedness of Debtor hereunder; (e) reimburse Creditor for any expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Creditor in seeking to protect, collect or enforce any rights in the Collateral; (f) when required, provide insurance in form and amounts and with companies

                                 Exhibit 10.34
acceptable to Creditor and when required assign the policies or the rights thereunder to Creditor; (g) maintain the Collateral in good condition and not use the Collateral for any unlawful purpose; (h) at its own expense, upon request of Creditor, notify any parties obligated to Debtor on any of the Collateral to make payment to Creditor; and (I) Debtor does hereby authorize Creditor to perform any and all acts which Creditor in good faith deems necessary for the protection and preservation of the Collateral or its value or Creditor's security interest therein, including transferring any of the Collateral into its own name and receiving the income thereon as additional security hereunder.

  3.   Default.  As used herein, the term "default" shall mean the occurrence of
       -------
any of the following events: (a) non-payment of any indebtedness to Creditor when due or non-performance of any obligation when due, whether required hereunder or otherwise; (b) deterioration or impairment of the value of the Collateral; ( c) breach of any warranty to or agreement with Creditor whether or not contained herein; (d) belief by Creditor in good faith that there exists, or the actual existence of, any deterioration or impairment in the ability of Debtor to meet its obligations to Creditor.

  4.  Creditor Committee.  In the event of any dispute, including default,
      ------------------
between Debtor and Creditor, the parties listed in Addendum A shall form a Creditor's Committee consisting of all of those parties listed. Each party of the Creditor's Committee shall have the right to vote on all matters commensurate with his proportionate interest in the secured sum. For example each one thousand ($ 1,000.00) dollars of secured interest shall have one vote, each ten thousand ($ 10,000.00) dollars of secured interest shall have ten votes, and so forth. The Creditor's Committee shall act in common by majority vote on all matters.

  5.   Remedies.  Whenever Debtor is given written notice of a default (whether
       --------
such notice is given under the Promissory Note or hereunder), and said default remains uncured for 30 days thereafter, Creditor, at its option may: (a) without notice accelerate the maturity of any part or all of the secured obligations;
(b) sell, lease or otherwise dispose of any of the Collateral at public or private sales; Creditor will give Debtor at least five (5) days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; [c] transfer any of the Collateral into its own name or that of its nominee; (d) retain any of the Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) require Debtor to deliver any of the Collateral to Creditor at a reasonably convenient place designated by Creditor; (f) apply all sums received or collected from or on account of any of the collateral, including the proceeds of any sales thereof, to the payment of the costs and expenses incurred in preserving and enforcing the rights of Creditor, including, without limitation, reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Creditor in its sole discretion determines; Creditor shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Creditor and has furnished proof to Creditor as required in the manner provided by law; in like manner, Debtor shall pay to Creditor without demand any deficiency after all of the Collateral has been disposed of and proceeds applied as aforesaid. Creditor shall have all the rights and remedies of a secured party under the Commercial Code of Nevada in any jurisdiction where enforcement is sought, whether in Nevada or elsewhere. All rights, powers and remedies of Creditor hereunder shall be cumulative and not alternative. No delay on the part of Creditor in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Creditor of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

  6.   Waiver.  Debtor hereby waives: (a) all right to require Creditor to
       ------
proceed against any other person or to apply any Collateral Creditor may hold at any time or to pursue any other remedy (and, in this connection, Collateral, endorsers or guarantors may be released,

                                 Exhibit 10.34
substituted or added without affecting the liability of Debtor hereunder); (b) the defense of the Statute of Limitations in any action upon any obligation of Debtor secured hereby; and [c] any right of subrogation and any right to participate in the Collateral until all obligations hereby secured have been paid in full.

  7.   Representations and Warranties.  Debtor hereby represents and warrants
       ------------------------------
that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto.

  8.   Successors and Assigns.  This Agreement shall be binding on and shall
       ----------------------
inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto. Upon transfer by Creditor of any part of the obligation secured hereby, Creditor shall be fully discharged from all liability with respect to the Collateral transferred therewith.

  9.   Severability.  Whenever possible, each provision of this Agreement shall
       ------------
be interpreted in such manner to be effective and valid under applicable law, but, if any provisions of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                                 Exhibit 10.34

  10.   Notice.  Any notice, demand or document given or delivered hereunder
        ------
shall, in the case of a notice, be in writing and may be personally delivered or given or made by United States registered or certified mail, return receipt requested, addressed as follows:

     To Creditor:    To each party as indicated
                     on Addendum A

     To Debtor:      Cinema Ride, Inc.
                     12001 Ventura Place
                     Suite 340
                     Studio, City, CA  91604

subject to the right of Creditor or Debtor to designate a different address for itself by notice similarly given. Any notice, demand or document so given, delivered or made by United States mail shall be deemed to have been given or delivered or made on the second business day after the same is deposited in the United States mail as registered or certified matter, addressed as above, with postage thereon fully prepaid. Any notice, demand or document not given, delivered or made by registered or certified mail as aforesaid shall be deemed to be given, delivered or made only upon receipt of the same by the one to whom the same is to be given, delivered or made.

  11.  Captions.  The descriptive headings of the paragraphs of this Agreement
       --------
are inserted for convenience only and do not constitute a part of this Agreement.

  12.  Controlling Law.  This Agreement shall be governed by the laws of the
       ---------------
State of California.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                     By   __________________________________
                          Mitch Francis, President
                          Cinema Ride, Inc.
                          ("Debtor")

                     By   __________________________________
                          Mitch Francis, President
                          Cinema Ride Times Square, Inc.
                          ("Debtor")


                          By   __________________________________
                               ("Creditor")



                                 Exhibit 10.34